Separation / Investment Announcement November 11, 2019 © 2019 SunPower Corporation Exhibit 99.1

Safe Harbor Statement © 2019 SunPower Corporation This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: (a) our expectations regarding pricing trends, demand, opportunities in storage and services, margins and margin expansion, growth projections, and trends in our sales channels; (b) anticipated product launch timing, including with respect to new storage and financial products, and our expectations regarding ramp, customer acceptance, upsell and expansion opportunities; (c) our expectations and plans for short- and long-term strategy, including our anticipated areas of focus and investment, market expansion, product and technology focus, and projected growth and profitability; (d) our upstream technology outlook, including anticipated fab utilization and expected ramp and production timelines for our Next Generation Technology and Performance Series, expected cost reduction, and future performance; (e) our strategic goals and plans, including partnership discussions with respect to our Next Generation Technology, and our ability to achieve them; (f) our financial plans, including target business models for each of our business units and our ability to generate operating cash in the second half of 2019; (g) our expectation that the separation transaction takes place as contemplated or at all; and (h) full year fiscal 2019 guidance and future period projections, including GAAP and non-GAAP revenue, operational expenditures, Adjusted EBITDA, capital expenditures, and gigawatts deployed, and assumptions underlying such guidance, as well as expected quarterly improvement. Factors that could cause or contribute to such differences include, but are not limited to: (1) challenges in executing transactions key to our strategic plans, including regulatory and other challenges that may arise; (2) the success of our ongoing research and development efforts and our ability to commercialize new products and services, including products and services developed through strategic partnerships; (3) competition in the solar and general energy industry and downward pressure on selling prices and wholesale energy pricing; (4) our liquidity, substantial indebtedness, and ability to obtain additional financing for our projects and customers; (5) changes in public policy, including the imposition and applicability of tariffs; (6) regulatory changes and the availability of economic incentives promoting use of solar energy; (7) fluctuations in our operating results; (8) appropriately sizing our manufacturing capacity and containing manufacturing and logistics difficulties that could arise; and (9) challenges managing our acquisitions, joint ventures and partnerships, including our ability to successfully manage acquired assets and supplier relationships. In addition, the proposed separation may not be consummated within the anticipated period or at all and the ultimate results of any separation depend on a number of factors, including the development of final plans and the impact of local regulatory requirements. A detailed discussion of these factors and other risks that affect our business is included in filings we make with the Securities and Exchange Commission (SEC) from time to time, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors,” and any subsequent filings we make with the SEC. Copies of these filings are available online from the SEC or on the SEC Filings section of our Investor Relations website at investors.sunpower.com. All forward-looking statements in this presentation are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

Summary of Strategic Announcement Separate into two industry leading solar companies Creates two independent, pure play solar companies, facilitates TZS investment in Maxeon Solar SunPower– leading North American energy services provider Maxeon Solar Technologies – advanced solar panel technologies deployed globally at scale TZS investment in Maxeon Solar Technologies - $298m Enables scale of Maxeon-5 production / Maxeon-6 development Accelerates conversion of Maxeon-2 to higher efficiency, lower cost Maxeon-5 technology TZS supply chain provides significant model leverage

Strategic Rationale: Creates Two Strategically Positioned, Pure-Play Companies

SUNPOWER®

Maxeon Solar Technologies

Global Solar Panel Business



- TZS investment accelerates Maxeon-5, Maxeon-6 expansion
- Converting Maxeon-2 to Maxeon-5 - significant cost savings
- Increasing innovation combined with low cost supply chain
- Downstream – established channels focused on DG

SunPower

North America DG Energy Services



- #1 share leader in US DG business, strong GTM channels
- Expanding TAM through storage and services offerings
- Capital / opex light model
- Committed to American manufacturing and R&D

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Maxeon Solar Technologies Spin-Off and TZS Investment

Transaction Structure	• **Spin-off of Maxeon Solar Technologies ("Maxeon Solar") to SunPower shareholders** • Maxeon Solar to be headquartered in Singapore and listed on NASDAQ • Distribution intended to be tax-free to SunPower shareholders
TZS Investment	• **Concurrent investment of $298 million by TZS** • TZS will own ~28.848% of Maxeon Solar upon closing, implies post-money equity value of $1,033 million • Builds on existing TZS relationship: 7 joint ventures, partners since 2012
Other Deal Points	• **Transaction and TZS investment unanimously approved by SunPower's Board of Directors** • **Exclusive supply agreement with SunPower for US/Canada DG market**
Timing	• **Spin-off and TZS investment expected to close in Q2 2020***

** Transaction closing subject to satisfaction of certain conditions, the satisfaction of certain TZS investment requirements (which are specified in the transaction agreements), the execution of intercompany and transition agreements, the filing and effectiveness of a registration statement with the SEC, and certain market, regulatory, and other conditions. The failure to satisfy all of the required conditions could delay the completion of the spin-off transaction for a significant period of time or prevent it from occurring at all. In addition, the spin-off transaction may not be able to be completed should TZS decide not to provide its contemplated investment.*

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Existing SunPower Shareholders Will Receive New Shares in Maxeon Solar New SunPower Maxeon Solar Technologies Current SPWR Shareholders Current SPWR Shareholders Including Total 100% 100% 71.152% 28.848% Pre-Transaction Post-Transaction* TZS * Based on current shareholdings

Maxeon Solar Technologies

Maxeon Solar Technologies Advanced solar technologies… deployed at scale.

The Past 30 Years - SunPower Drives a New Industry SunPower 35-years of technology innovation Deployment to date ≈ 13 GW ~50/50 US vs. international Highest performance premium products Well-established channels to market Solar Industry Deployment to date > 600 GW 31% CAGR since 1990 70% of deployment in 5 markets 630 GW Source: Company estimates, Wood MacKenzie 2001-2019, IEEE 2001

Source: BNEF New Energy Outlook 2018 and 2019 The Next 30 Years - Maxeon Solar Technologies and “The Solar Era” Cumulative deployment growth 10 – 12 x Broad global mix > 40% of global electricity capacity by 2050 High performance and low cost Upstream industry consolidation 630 GW Global Installed Capacity by Region

Maxeon Solar – Creating a Global Solar Industry Leader

Maxeon Solar Technologies

- Capital to accelerate scale-up of Maxeon 5
- Strong access to low-cost Asia-based solar supply chain
- Strategic supply relationships - New SunPower, TZS
- Differentiated product platforms with compelling future roadmap
- Strong global channels and brand

TZS

ZHONGHUAN SEMICONDUCTOR

- Leading global wafer supplier – 40GW
- Innovation leader - larger wafers (M12)
- China supply chain and market access

SUNPOWER®

- Established U.S. solar technology pioneer
- Leading product brand & quality reputation
- Established channels / superior products

TOTAL

- Strong support for SPWR since 2011
- Deep commitment to renewable energy
- Growing downstream global presence

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Diversified Global Reach and Portfolio

MW by Region[2]


Outside N. America
68%
32%
26%
40%
N America
EMEA
APAC
Other

[2] Q3 2019

MW by Product[1]


MAXEON
50%
32%
18%
DG
PP
19%
32%
50%
PERFORMANCE

[1] YTD 2019

- Global factory footprint – Asia, Europe, Mexico
- Diverse sales base
  - Direct sales to 80+ countries, across 6 continents - exclusive supply to SunPower in US and Canada
  - DG and PP markets served by balance of Maxeon and Performance Series products

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Two Proprietary Technology Platforms - Different Market Segments



MAXEON® IBC technology

Fundamentally different. And better.

Target Market

RES & Small COM - Value Drivers

- High Efficiency
- Aesthetics
- Brand recognition
- Safety (hot-spot resistant)



PERFORMANCE Shingled cell technology

Making the conventional, exceptional.

Target Market

Large COM & PP Value Drivers

- Lowest LCOE
- Bankability

Residential & Small Com.	Large Commercial & Power Plant	Power Plant

Source: 2020 forecast: Company projections, Wood Mackenzie, IHS, RTS, SunWiz, PV InfoLink

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Ramping Capacity Across Both Product Platforms Highest efficiency panel on market Expanding capacity at Fab 4 to 500 MW Technology end-of-life at Fab 3 Converting Maxeon-2 capacity to Maxeon-5 1.9 GW new Max 5 capacity at Fab 3 Max-5 Highest power residential solar panel 3 GW expansion of DZS JV SPWR allocation is 66% of JV capacity GW *Capacity estimates as of November 11, 2019

The Next Generation of IBC Innovation: Maxeon® 6 Improved Efficiency, Process, and Capex Fab3A Build Out PERC BSF (Fab4) Cell Efficiency In Development Source: Company produced values based on R&D results and forecasts Tool Capex Cost (c / W) Novel low cost metallization Radical process simplification Production cell efficiency up to 26% Inherently safe operation (no hotspots) Strong fundamental patents Potential to scale to 8” wafers

Maxeon Solar Long-Term Financial Model* Equity investment from TZS fuels build out of Maxeon 5 Twice the capacity with ½ the CapEx per watt - 50% lower cost per watt Momentum drives future Maxeon 6 growth World’s best efficiency with world-class CapEx costs P-Series JV with TZS enables differentiation in Power Plant Premium product with CapEx efficient approach to GW’s of new capacity Diversified sales and Asia domicile builds steady business model Revenue Growth 10-20% Gross Margin >15% Operating Expenses <7% EBITDA >10% * Information derived from Company forecasts

SunPower

Re-introducing SunPower A pure-play, DG energy services company leveraging the world’s best solar platform

New Home Builders Residential Dealers SunPower Uniquely Positioned to Capitalize on Distributed Solar Largest Residential/Small Commercial franchise >$1B annual revenue, 400-500MW >300k customers, >1.7-GW installed base, >40 states Commercial Dealers Large C&I Customers Residential and Commercial Channels >$250M annual revenue, 100-150MW #1 US Market share for 3rd year in a row $3B pipeline, 35% storage attach Commercial Direct > 500 dealers, >200 dealers 100% loyal #1 New Homes Market Share - >50%

SunPower Primed for Success in Growing Industry Increasing demand in electrified world Solar economics surpassing all other sources Improved financing options of solar assets Storage adds resiliency, full availability Increasing customer control of energy use Digitization of everything Well positioned to capitalize on key distributed energy trends * Wood Mackenzie September 2018

Powerful Solar Energy Platform Customers Homeowners Businesses Homebuilders Installing Dealers Non-Installing Dealers Expanding platform drives higher margin and increased customer and dealer loyalty *Data as of November 11, 2019

Unmatched Residential and Commercial Dealer Network 45% Sold and installed by 32 branded Master Dealers Dealer Loyalty SPWR Competitor Cumulative Customers 317,000 72,000 Cumulative Residential MW Deployed >1.7GW 526MW Cumulative CVAR MW Deployed >800MW 0 Revenue Mix (cash,loan / lease) 67% / 33% 13% / 87% # of Exclusive Dealers 197 ~10 % of Volume with Largest Dealer 4% 40% >30% Partner Sales from SunPower generated appointments >40 States covered by US dealers 500+ Residential and Commercial Dealers Nationwide *Data as of November 11, 2019

Commanding Position in New Homes SunPower is the solar of choice for top homebuilders—including storage in 2020 >50% New Homes Market Share 40,000+ New Homes Contracted Backlog 18 out of 20 Top CA Builders Under Contract 250+ Communities opened in 2019 *Data as of November 11, 2019 Information from Company forecasts MW *Company forecast

8 out of 10 Top corporate buyers are SunPower customers Commanding Position in C&I Solar and Storage >$500m of awards to date for projects to be completed 2020+ 65% repeat customers projects booked in 2017 & 2018 >30% storage attached with Helix intelligent software 172MW 9 sites in 4 states 65MW 110+ sites in 5 states 30MW 13 sites in 5 universities 23MW 21 sites in Illinois 101MW 16 sites in 8 states 16MW 6 sites in 3 states Leading position in Behind-the-Meter with Additional Growth Opportunities in Community Solar *Data as of November 11, 2019 Information from Company forecasts MW *Company forecast

Best in Class Residential & Commercial Storage Solutions Proprietary Commercial Helix® Storage Solution 80% of projects booked in Q3 in CA included storage Extensive Storage Pipeline (30MW awards; 145MW pipeline) Opportunity to upsell across 1.5GW 35% attach rate and growing Proprietary Residential Equinox® Storage Solution Opportunity to Increases revenue per customer (30-50%) Upsell opportunity at 300K customers California outages increasing demand Expect attach rates as high as 25% in 2020 *Data as of the end of Q3 2019

SunPower Solar + Storage Platform Enables Services Model

Scalable SunStrong Platform

- Captures retained value and refinancing upsides
- Access to capital with platform to rapidly scale services to new assets
- Maintain ownership of customer relationships
- Ability to sell additional products and energy services
- Independent, de-consolidated entity for SunPower[1]

SunStrong Asset Portfolio[2]	
Number of Customers	64 k
Total MW of Systems	526 MW
Gross Retained Value	$1,170 M
Net Retained Value	$378 M
Contracted Portion	$155 M
Residual Portion	$222 M
Contracted Service Revenue	$329 M

1. Joint venture with Hannon Armstrong, SunPower has 51% economic equity interest / 50% voting rights
2. Defintions included in appendix

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SunPower Long-Term Financial Model Well positioned for revenue growth Expanding channel footprint, new homes accelerating, adding storage Differentiated products, sales channels deliver a premium A-Series ramp, addition of storage and services improve margins Capex / asset light model improves cash flow Opex reductions driven by growth, digitization, dealer structure Simple, cash based P+L - easy to model Revenue Growth 10-20% Gross Margin >20% Operating Expenses <10% EBITDA >10%

Unlocking the Value of the Platforms

Opportunity to Unlock Shareholder Value


Significant Uplift Potential
Potential Upside
New SunPower Implied Market Capitalization
Potential Upside
Maxeon Solar Value Implied by TZS Investment
$ 1.2bn[1]
Current SPWR Market Cap

New SunPower (excl. Maxeon Solar)

- Significant embedded value based on relative valuation
- Number 1 platform and origination engine
- Large TAM as SPWR focuses on growing energy services
- Capex, opex and working capital lite
- Simple, transparent cash based financials

Maxeon Solar

- Spin will facilitate TZS investment, expected to unlock unrealized value
- SunPower shareholders will receive approximately 71.152% of Maxeon Solar post TZS investment
- Advanced technology deployed globally at scale
- TZS investment builds out Maxeon 5 capacity – better performance, lower cost than Maxeon 2
- JV to add 3GW more Performance-Series capacity by 2021
- Strong channels / brand drive sales to 80+ countries, exclusively to SunPower in US/CAN

[1] Based on S&P Capital IQ data as of 08-Nov-2019 and diluted shares outstanding (as per 10-Q3 2019 filing, including conversion of RSUs)

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LTM Residential MW2 267 122 221 403 Cash/Loan % of LTM MW Deployed 75% 26% 15% 16 % LTM Commercial MW 175 None None None LTM MW (Total) 442 122 221 403 2020E EBITDA Estimate3 $ 65 – 85mm $ 58mm $(1)mm $ 39mm 1 Based on SPWR enterprise value (SPWR Market Cap of $1.2B, and YE 2019 net debt estimates at $0.5B) less enterprise value of Maxeon solar as implied by TZS investment 2 Based on latest disclosed LTM residential MW deployed. Reflects Q3 2019 for New SPWR, NOVA and VSLR, and Q2 2019 for RUN 3 2020E EBITDA for New SPWR based on company guidance. 2020E EBITDA of peers based on median IBES broker consensus estimates as of 08-Nov-2019 Significant Embedded Value Based on Relative Valuation Enterprise Value (US$bn) New SunPower 1 $1.0

Summary Financials New SunPower Maxeon Solar 2019PF 2020PF Target Model 2019PF 2020PF Target Model $1.0 – $1.2 $1.0 – $1.2 10% – 20% growth $1.0 – $1.2 $1.2 – $1.4 10% – 20% growth 10% – 12% 9% – 12% > 15% 11% – 13% 14% – 17% >20% $75 – $85 $65 – $85 - $25 – $35 $65 – $85 - 6% – 8% 6% – 8% > 10% 2% – 4% 4% – 7% >10% Revenue ($billion) Gross Margin (% of Sales) Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 Maxeon Solar revenues includes full impact of sales to New SPWR including 2019 safe harbor sales 2 $10 million of 2019 Corporate opex allocated to Maxeon Solar; legacy power plant project sales and Oregon operations remains in New SunPower 3PF figures are estimates and target model achievement anticipated by the end of FY 2021 – additional information on proforma presentations in appendix 1 2

2020 New SPWR Margin Drivers 2019 2020 2020 RR Helix storage pipeline attach rates 30% >40% >50% Equinox attach rates 0% 5%-10% Up to 25% New Homes deployment (MW) >30 >50 >70 A series deployment (MW) Up to 100 >150 >250 Better cost of capital lease loan + lease loan/Lease/C&I System cost (% of 2018)1 95% <90% <85% Opex (% of sales) ~13% ~10% <10% Adjusted EBITDA (in $ millions) Significant visibility to margin expansion Note 1: Cost data representative of improvements in Residential systems; actuals may vary based on system specifications Note 2: 2020E RR represents run rate based on Company projections

Balance sheet New SunPower Maxeon Solar New debt facility at spin Legacy liabilities Existing 2021/2023 convertible debt $50 million legacy SPWR cash TZS Equity investment of $298 million New revolver at spin All other legacy cash remains with SPWR Repayment of $100 million note from Maxeon Solar $55 million revolver 6.5 million Enphase shares, proceeds from asset sales Continue to evaluate additional sources of funding Key Debt and Other Liabilities Available Liquidity

Summary Creates two independently focused, pure-play solar companies TZS investment accelerates ramp of industry leading Maxeon-5 technology to scale Drives long term margin expansion through focused approach to each core business #1 in market share in North American DG – expanding storage / services TAM Established DG channels for Maxeon Solar to drive continued growth Robust financial position post transaction - confidence in long-term model achievement

Appendix

Additional Information Proforma disclosure: Management has provided in this presentation forecasted [Non-GAAP] metrics of Maxeon Solar and New SunPower on a pro forma basis giving effect to the spin-off as if it had occurred on December 31, 2018.  The pro forma measures generally reflect the allocation of consolidated SunPower guidance among Maxeon Solar and New SunPower, in certain instances adjusted to reflect circumstances or events that management believes to be reasonable. The forecasted amounts reflect the use of variables, estimates and assumptions that are inherently uncertain and may be beyond the control of SunPower Gross Retained Value Represents the remaining net contracted cash flows expected to be received during the contracted lease term (typically 20 years), plus an estimate of the residual value at the completion of the contracted period. Net contracted cash flows during the contracted period are net of distributions to tax equity partners and servicing costs. For the residual value, the assumption is 100% of lease customers renew for a 10 year period at a payment equal to 90% of the lease payment at the end of the contract period and deduct estimated servicing costs. All figures are calculated on a net present value basis using a 6% discount rate. Net Retained Value Gross Retained Value less non-recourse debt. Contracted Service Revenue Estimated payments from SunStrong to SunPower, acting as the asset servicer, over the remaining contracted term on a nominal basis.

Use of Non-GAAP Financial Measures To supplement its consolidated financial results presented in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the company uses non-GAAP measures that are adjusted for certain items from the most directly comparable GAAP measures. The specific non-GAAP measures used are: revenue; gross margin; net loss; net loss per diluted share; and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). Management believes that each of these non-GAAP measures are useful to investors, enabling them to better assess changes in each of these key elements of the company's results of operations across differentreporting periods on a consistent basis, independent of certain items as described below. Thus, each of these non-GAAP financial measures provide investors with another method to assess the company's operating results in a manner that is focused on its ongoing, core operating performance, absent the effects of these items. Management uses these non-GAAP measures internally to assess the business, its financial performance, current and historical results, as well as for strategic decision-making and forecasting future results. Many of the analysts covering the company also use these non-GAAP measures in their analysis. Given management's use of these non-GAAP measures, the company believes these measures are important to investors in understanding the company's operating results as seen through the eyes of management. These non-GAAP measures are not prepared in accordance with GAAP or intended to be a replacement for GAAP financial data; and therefore, should be reviewed together with the GAAP measures and are not intended to serve as a substitute for results under GAAP, and may be different from non-GAAP measures used by other companies. Non-GAAP revenue includes adjustments relating to 8point3, legacy utility and power plant projects, legacy sale-leaseback transactions and construction services for residential customer contracts, each of which is described below. In addition to the above adjustments, non-GAAP gross margin includes adjustments relating to impairment and sale of residential lease assets, impairment of property, plant, and equipment, cost of above-market polysilicon, stock-based compensation, amortization of intangible assets, and depreciation of idle equipment, each of which is described below. In addition to the above adjustments, non-GAAP net loss and non-GAAP net loss per diluted share are adjusted for adjustments relating to gain on business divestiture, transaction-related costs, business reorganization costs, non-cash interest expense, restructuring expense, the tax effect of these non-GAAP adjustments, and other items, each of which is described below. In addition to the above adjustments as non-GAAP net loss, Adjusted EBITDA includes adjustments relating to cash interest expense (net of interest income), provision for income taxes, and depreciation.

Non-GAAP Adjustments Based on IFRS The company’s non-GAAP results include adjustments under International Financial Reporting Standards (“IFRS”) that are consistent with the adjustments made in connection with the company’s internal reporting process as part of its status as a consolidated subsidiary of Total S.A., our controlling shareholder and a foreign public registrant that reports under IFRS. Differences between GAAP and IFRS reflected in the company’s non-GAAP results are further described below. In these situations, management believes that IFRS enables investors to better evaluate the company’s performance, and assists in aligning the perspectives of the management with those of Total S.A. Legacy utility and power plant projects: The company included adjustments related to the revenue recognition of certain utility and power plant projects based on percentage-of-completion accounting and, when relevant, the allocation of revenue and margin to our project development efforts at the time of initial project sale. Under IFRS, such projects are accounted for when the customer obtains control of the promised goods or services which generally results in earlier recognition of revenue and profit than U.S. GAAP. Over the life of each project, cumulative revenue and gross margin will eventually be equivalent under both GAAP and IFRS; however, revenue and gross margin will generally be recognized earlier under IFRS. Mark-to-market (gain) loss in equity investments: The company recognizes adjustments related to the fair value of equity investments with readily determinable fair value based on the changes in the stock price of these equity investments at every reporting period. Under GAAP, mark-to-market gains and losses due to changes in stock prices for these securities are recorded in earnings while under IFRS, an election can be made to recognize such gains and losses in other comprehensive income. Such an election was made by Total S.A. Further, we elected the Fair Value Option (“FVO”) for some of our equity method investments, and we adjust the carrying value of those investments based on their fair market value calculated periodically. Such option is not available under IFRS, and equity method accounting is required for such investments. Management believes that excluding these adjustments on equity investments is consistent with our internal reporting process as part of its status as a consolidated subsidiary of Total S.A. and better reflects our ongoing results.

Other Non-GAAP Adjustments Business process improvement costs: During our quarter ended June 30, 2019, the company initiated a project to improve its manufacturing and related processes to improve gross margin in coming years and engaged third party experts to consult on business process improvements. Management believes it is appropriate to exclude these consulting expenses from our Non-GAAP financial measures as they are non-recurring in nature, and are not reflective of the company’s ongoing operating results Loss (gain) on sale and impairment of residential lease assets: In the third quarter of fiscal 2019, in continuation of our intention to deconsolidate all the residential lease assets owned by us, we sold the remainder of residential lease assets still owned by us, that were not previously sold. Such activity is excluded from the company’s non-GAAP financial measures as it is non-cash in nature and not reflective of ongoing non-GAAP results. Construction revenue on solar services contracts: Upon adoption of the new lease accounting guidance (“ASC 842”) in the first quarter of fiscal 2019, revenue and cost of revenue on solar services contracts with residential customers are recognized ratably over the term of those contracts, once the projects are placed in service. For non-GAAP results, the company recognizes revenue and cost of revenue upfront based on the expected cash proceeds to align with the legacy lease accounting guidance. Management believes it is appropriate to recognize revenue and cost of revenue upfront based on total expected cash proceeds, as it better reflects the company's ongoing results as such method aligns revenue and costs incurred most accurately in the same period. Cost of above-market polysilicon: The company has entered into multiple long-term, fixed-price supply agreements to purchase polysilicon for periods of up to 10 years. The prices in select legacy supply agreements, which incorporate a cash portion and a noncash portion attributable to the amortization of prepayments made under the agreements, significantly exceed current market prices. Additionally, in order to reduce inventory and improve working capital, the company has periodically elected to sell polysilicon inventory in the marketplace at prices below the company’s purchase price, thereby incurring a loss. Management believes that it is appropriate to exclude the impact of its above-market cost of polysilicon, including the effect of above-market polysilicon on product costs, losses incurred on sales of polysilicon to third parties, and inventory reserves and project asset impairments from the company's non-GAAP financial measures as they are not reflective of ongoing operating results and do not contribute to a meaningful evaluation of a company's past operating performance.

Other Non-GAAP Adjustments (cont.) Stock-based compensation: Stock-based compensation relates primarily to the company’s equity incentive awards. Stock-based compensation is a non-cash expense that is dependent on market forces that are difficult to predict. Management believes that this adjustment for stock-based compensation provides investors with a basis to measure the company's core performance, including compared with the performance of other companies, without the period-to-period variability created by stock-based compensation. Amortization of intangible assets: The company incurs amortization of intangible assets as a result of acquisitions, which includes patents, purchased technology, project pipeline assets, and in-process research and development. Management believes that it is appropriate to exclude these amortization charges from the company’s non-GAAP financial measures as they arise from prior acquisitions, are not reflective of ongoing operating results, and do not contribute to a meaningful evaluation of a company’s past operating performance. Gain on business divestiture: In the second quarter of fiscal 2019, the company entered into a transaction pursuant to which it sold membership interest in certain of its subsidiaries that own leasehold interests in projects subject to sale-leaseback financing arrangements. In connection with this sale, the company recognized a gain relating to this business divestiture. Management believes that it is appropriate to exclude these gains from the company's non-GAAP results as it is not reflective of ongoing operating results. Transaction-related costs: In connection with material transactions such as acquisition or divestiture of a business, the company incurred transaction costs including legal and accounting fees. Management believes that it is appropriate to exclude these costs from the company’s non-GAAP financial measures as they would not have otherwise been incurred as part of its business operations and are therefore not reflective of ongoing operating results. Business reorganization costs: In connection with the reorganization of our business into an upstream and downstream business unit structure, the company incurred and expects to continue incurring expenses in the upcoming quarters associated with reorganization of corporate functions and responsibilities to the business units, updating accounting policies and processes and implementing systems. The company also incurred and expects to incur costs in financing its Next Generation Technology ("NGT") business. The company believes that it is appropriate to exclude these from our segment results as they would not have otherwise been incurred as part of its business operations and are therefore not reflective of ongoing operating results. Non-cash interest expense: The company incurs non-cash interest expense related to the amortization of items such as original issuance discounts on its debt. The company excludes non-cash interest expense because the expense does not reflect its financial results in the period incurred. Management believes that this adjustment for non-cash interest expense provides investors with a basis to evaluate the company's performance, including compared with the performance of other companies, without non-cash interest expense.

Other Non-GAAP Adjustments (cont.) Restructuring expenses: The company incurs restructuring expenses related to reorganization plans aimed towards realigning resources consistent with the company’s global strategy and improving its overall operating efficiency and cost structure. Restructuring charges are excluded from non-GAAP financial measures because they are not considered core operating activities and such costs have historically occurred infrequently. Although the company has engaged in restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges from the company's non-GAAP financial measures as they are not reflective of ongoing operating results or contribute to a meaningful evaluation of a company's past operating performance. Tax effect: This amount is used to present each of the adjustments described above on an after-tax basis in connection with the presentation of non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share. The company's non-GAAP tax amount is based on estimated cash tax expense and reserves. The company forecasts its annual cash tax liability and allocates the tax to each quarter in a manner generally consistent with its GAAP methodology. This approach is designed to enhance investors’ ability to understand the impact of the company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense. Adjusted EBITDA adjustments: When calculating Adjusted EBITDA, in addition to adjustments described above, the company excludes the impact of the following items during the period: Cash interest expense, net of interest income Provision for income taxes Depreciation For more information about these non-GAAP financial measures, please see the table captioned "GAAP and Non-GAAP Estimates" following this slide.

GAAP and Non-GAAP Reconciliation Adjustment relates to cost of above-market cost of polysilicon, including the effect on product costs, as well as, loss on direct sales to third parties Adjustments made to align IFRS, the accounting framework followed by our majority stockholder, TOTAL S.A. Adjustments primarily relate to change in fair value of marketable equity investments that is recorded in equity under IFRS, instead of earnings under GAAP Adjustments for non-cash charges primarily relate to stock-based compensation expense Adjustment relate to the gain on sale of commercial sale-leaseback portfolio offset by loss on sale and impairment of residential lease portfolio Adjustments relate to business process improvements, business reorganization, and transaction-related costs Adjusted EBITDA for Maxeon Solar and New SunPower represents the mid-point of guidance for all periods presented Note: The forecasted non-GAAP metrics reflect the allocation of consolidated SunPower guidance among Maxeon Solar and New SunPower based on estimates and assumptions that management believe to be reasonable. However, such estimates and assumptions are inherently uncertain and actual results may differ.

Separation / Investment Announcement November 11, 2019 © 2019 SunPower Corporation